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                                                                     EXHIBIT 24

                      INDEPENDENT AUDITORS' CONSENT


                  We hereby consent to the incorporation by reference in Registration Statement Nos. 33-11718, 33-60928 and 333-02289 of 4Kids Entertainment, Inc. on Form S-8 of our report dated March 25, 1996 appearing in this Annual Report on Form 10-K of 4Kids Entertainment, Inc. for the year ended December 31, 1995.



Deloitte & Touche LLP
March 31, 1996